Wachovia Investor Conference

Corporate Financial Services

John McLean, SEVP

March 29, 2001

WACHOVIA

Forward Looking Statement

"These presentation materials and discussion contain forward-looking statements regarding Wachovia Corporation ("Wachovia"), including, without limitation, statements relating to Wachovia's expectations with respect to revenue, credit losses, levels of nonperforming assets, expenses, earnings and other measures of financial performance. Words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the expectations expressed in such forward-looking statements: (1) business increases, productivity gains and other investments are lower than expected or do not occur as quickly as anticipated; (2) competitive pressures among financial services companies increase significantly; (3) the strength of the United States economy in general and/or the strength of the local economies of the states in which Wachovia conducts operations changes; (4) trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, change; (5) inflation, interest rates and/or market conditions fluctuate; (6) conditions in the stock market, the public debt market and other capital markets deteriorate; (7) Wachovia fails to develop competitive new products and services and/or new and existing customers do not accept these products and services; (8) financial services laws and regulations change; (9) technology changes and Wachovia fails to adapt to those changes; (10) consumer spending and saving habits change; (11) unanticipated regulatory or judicial proceedings occur; and (12) Wachovia is unsuccessful at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements may also be included in reports that Wachovia files with the Securities and Exchange Commission.

Wachovia cautions that the foregoing list of factors is not exclusive and not to place undue reliance on forward-looking statements. Wachovia does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed during this presentation.

WACHOVIA

Agenda

> Historical Performance
- Financial Objectives
- Corporate Financial Services Strategy
- Business Profile
- Foundation for Growth
- Execution Plan
- Alignment with Overall Corporate Strategy

WACHOVIA

Corporate Financial Services (CFS) is a major portion of Wachovia's overall performance

Profit Contribution


1999
Other Divisions 48%
CFS 52%
2000 *
Other Divisions 55%
CFS 45%

* 2000 excludes $200 million special provision

WACHOVIA

CFS total revenue has grown at a significant rate


$ millions
1,400
1,300
1,200
1,100
1,000
900
800
700
1997
1998
1999
2000
CAGR 21.1%

WACHOVIA

Profit contribution has grown rapidly, reflecting improved efficiencies & business mix...



800
700
600
500
400
300
$ millions
CAGR 15.6%
1997
1998
1999
2000 *

* 2000 excludes $200 million special provision

WACHOVIA

… and CFS operating leverage remains high

Average Operating Leverage	1999	2000
Revenue/Staff Expense	5.74x	6.32x

Agenda

- Historical Performance
- > **Financial Objectives**
- Corporate Financial Services Strategy
- Business Profile
- Foundation for Growth
- Execution Plan
- Alignment with Overall Corporate Strategy

WACHOVIA

CFS 5-year financial goals include strong profit growth and attractive returns on capital

- Compound annual revenue growth in excess of 7.5%
- Compound annual pre-tax profit contribution growth above 12%
- Fee income and deposit related revenue greater than 50% of total revenue
- Risk Adjusted Return on Capital (RAROC) above 20%
- Net Income After Capital Charge (NIACC) greater than $350 million in 2006

WACHOVIA

New initiatives and planned performance enhancements will have a significant financial lift over a five year horizon



595
115
60
75
50
310
1,205
Capital Markets
• Investment Banking
• DCM refocus
• Debt Orig/Distr
• Merchant Banking
• Real Estate
Pricing
• New tools
• Revenue enhancement
Core growth
Credit Cost Reduction
Relationship Focus
•New segments
•Expanded Markets
•New Models
Treasury Services
•Wireless and Internet Delivery
•AssistantTreasurer.com
•New and enhanced products
• Lean Manufacturing
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Initiatives and performance enhancements will result in substantial improvement in key financial metrics

	2001	2006
Profit Contribution (millions)	$595	$1,205
Profit Contribution CAGR		15.1%
RAROC	10.3%	22.2%
NIACC (millions)	$(103)	$363
Revenue/Staff Expense	5.6	5.7
Profit/Total Expense	1.0	1.6

WACHOVIA

Agenda

- Historical Performance
- Financial Objectives
- > **Corporate Financial Services Strategy**
- Business Profile
- Foundation for Growth
- Execution Plan
- Alignment with Overall Corporate Strategy

WACHOVIA

Corporate Financial Services Vision

- CFS will be widely recognized and regularly chosen as the preferred provider of financial services by targeted clients.
- Our purpose is to serve clients in an extraordinary manner that is unmatched by competitors.
- Clients will think of Wachovia first, desire to build a long term relationship, and consistently consider Wachovia a leading provider.



Vision
Strategy
Execution

Corporate Financial Services Strategy

- Three client strategies drive revenue and profit growth
  - Focus on high growth segments
  - Expand in dynamic geographical markets
  - Deepen existing relationships
- Two approaches differentiate Wachovia and enhance effectiveness
  - Satisfy unmet needs with innovative ideas and new products
  - Enhance performance with simplification and continuous improvement


Vision
Strategy
Execution

WACHOVIA

Agenda

- Historical Performance
- Financial Objectives
- Corporate Financial Services Strategy

> **Business Profile**

- Foundation for Growth
- Execution Plan
- Alignment with Overall Corporate Strategy

WACHOVIA

Wachovia clients are concentrated in the Southeast with targeted relationships throughout the US and overseas


Total Clients 28,000+
SE US Companies ($2 - $25MM)
18,000
SE US Companies ($25 - $200MM)
2,200
Real Estate
4,000
Auto Dealers
2,500
175
Specialized Industries
Leveraged Companies 160
U.S. Corp. ($200MM-$2.0B) 675
International Companies 315

WACHOVIA

CFS approaches the market through an integrated client management organization supported by specialized product groups

Client Management		Product Management	
Regional Corporate Financial Services	**Global Corporate Finance**	**Capital Markets**	**Treasury Services**
• Regional Corp. Finance • Business Banking • Real Estate • Dealer Finance	• US Corp. Finance • Global Services • Industry Groups • Leveraged Finance	• Debt Capital Markets • Investment Banking • Merchant Banking • Equity Capital Markets • Interstate Group	• Sales • Product Solutions • Launch Center • Consulting • Corporate Card • Customer Service
• 2000 Revenue: $656 million • Employees: 692 • ROE: 16.9%	• 2000 Revenue: $480 million • Employees: 324 • ROE: 9.8%	• 2000 Revenue: $186 million • Employees: 405 • ROE: 19.9%	• 2000 Revenue: $286 million • Employees: 261 • ROE: 47.1%

WACHOVIA

Agenda

- Historical Performance
- Financial Objectives
- Corporate Financial Services Strategy
- Business Profile
- > **Foundation for Growth**
- Execution Plan
- Alignment with Overall Corporate Strategy

WACHOVIA

Corporate Financial Services has a strong foundation for growth

- Legacy of strong relationship management
- Reputation as trusted financial advisor
- Superior knowledge of the client
- A recognized industry leader in Treasury Services
- Consistent, seamless alignment between product and client management areas

WACHOVIA

Wachovia's distinction as a trusted financial advisor has been consistently validated by outside consultants

- Wachovia shines for its relationship management, receiving perfect A+ scores for *anticipating needs, informing customers of new services,* and *for providing prompt follow-up*

  - 2000 Phoenix-Hecht Large Corporate Monitor Study

- Wachovia leads the industry in overall satisfaction, customer service and problem resolution.
- Within core customer base, Wachovia ranks highest in relationship quality, overall satisfaction, and is second in overall Relationship Manager capability among top ten competitors
  - Relationship Managers are highly regarded and demonstrate distinctive performance
  - Differentiated level of relationship quality satisfaction inside commercial banking

  - Annual survey of 1100 of top 1650 large corporations by leading financial services industry consulting firm

WACHOVIA

Treasury Services is a recognized industry leader in Cash Management services and consulting

- Since inception of Phoenix-Hecht Cash Management Monitor in 1992, Wachovia is the only bank consistently rated or tied for #1 in overall cash management quality
- Wachovia's Customer Service is "A-rated" across both Middle Markets and Large Corporate. Wachovia received the only A+ for Customer Service in the 2000 Phoenix-Hecht study
- Wachovia was also the only bank to receive A+ in Innovation among Large Corporate and Wachovia also received an A+ among Middle Market companies

WACHOVIA

Treasury Services is a cash management leader and is recognized for operational quality, innovation, customer service and relationship management

($ in millions)	Customers with $500+ in sales	Customers with $100-$500 in sales	Customers with $40-$100 in sales
Overall Bank Perceptions			
– Innovation	A+	A+	A+
– Calling Officer Knowledge	A+	A+	B
– Customer Service	A+	A	A
Cash Management Specialists			
– Anticipates Service Needs	A+	A	B
– Prompt Call Follow-Up	A+	A	B
– Response to Problems	A+	A	B
– Understands your Business	A+	A	B

WACHOVIA

Source: Phoenix-Hecht 2000/2001 Cash Management Monitor

Relationships are built upon an understanding of client needs with effective, integrated delivery of services across lines of business


Asset Wealth Mgmt.
Priv. Financial Advisor
OFFITBANK
Wachovia Sec. Inc.
Exec. & Ret. Serv.
Insurance
Owner/Executive
Executive Services
Banking
Investments
Insurance
Retirement Planning
CFS
Capital Markets
Treasury Services
Relationship
Client
Manager
Company
Advice/M&A
Capital
Treasury Services
Insurance/Risk Mgmt
Asset Management
RFS
Worksite Services
Store Network
Employees
Banking
Investments
Insurance

WACHOVIA

Relationship management example...


Letters of Credit and loan placement for new Asian operation
Agent on syndicated loan
Lead Treasury service provider
Discussions for new syndicated credit
Relationship
ABC, Inc.
Manager
Worksite Services
7 of 8 top officers use AWM products and services
Interest rate management foreign currency swap

WACHOVIA

Relationship management example...


Agent on ESOP loan
Credit Facility
Lead Treasury service provider
Lead Arranger on Commercial Paper
Co-Manager for Public Bond Financing
Interest rate management foreign currency swap
DavisBaldwin insurance services
Discussions for IPA and Concentration
Relationship
DEF, Inc.
Manager

WACHOVIA

Agenda

- Historical Performance
- Financial Objectives
- Corporate Financial Services Strategy
- Business Profile
- Foundation for Growth
- > **Execution Plan**
- Alignment with Overall Corporate Strategy

Wachovia

Corporate Financial Services Strategy

- Three strategies drive revenue and profit growth:
  - Focus on high growth segments
  - Expand in dynamic geographical markets
  - Deepen existing relationships
- Two approaches differentiate Wachovia and enhance effectiveness
  - Satisfy unmet needs with innovative ideas and new products
  - Enhance performance with simplification and continuous improvement



Vision
Strategy
Execution

WACHOVIA

Corporate Financial Services Execution Plan

- Aggressively manage credit risk
- Identify growth opportunities, resegment clients and align resources accordingly
- Strengthen alignment between product and client management areas
- Capitalize on new ideas and innovation in servicing client needs
- Improve and simplify business processes



Vision
Strategy
Execution

WACHOVIA

Aggressively manage credit risk with clear priorities and decisive action

- Priorities – soundness, profitability, growth
- Renewed emphasis – originate for distribution
- Global Corporate workout group
  - Senior staff average 20 years experience
  - overall workout specialists average 15 years experience
- Portfolio Management Group
  - Issuer limits revised
  - Capital at risk measures
  - New tools for client managers

WACHOVIA

New initiatives and planned performance enhancements will have a significant financial lift over a five year horizon



595
115
60
75
50
310
1,205
Capital Markets
• Investment Banking
• DCM refocus
• Debt Orig/Distr
• Merchant Banking
• Real Estate
Pricing
• New tools
• Revenue enhancement
Core growth
Credit Cost Reduction $125
Treasury Services
•Wireless and Internet Delivery
•AssistantTreasurer.com
•New and enhanced products
• Lean Manufacturing
Relationship Focus
•New segments
•Expanded Markets
•New Models
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Growth and performance will come from dynamic client segments and attractive geographic markets


Growth Segments
Improve Efficiency or Exit
HIGH QUALITY GROWTH
Growth Markets
Deepening Relationships

WACHOVIA

Refine focus for a more targeted approach to serving US Corporate Finance clients

815 customers

85 workout + 150 Exit

Growth Strategy

350 core customers + 200 prospects

- Deeper relationship
- Improved return
- Fees 65% revenue

175 specialized industry customers

- Growth sectors
- Sharp focus
- Fees 57% revenue

Manage for Return

55 National Accounts

WACHOVIA

Realign resources to leverage performance in higher growth markets and segments

Regional Corporate

Business Banking

Real Estate Finance

Reduce 110 Staff	Add 90 Staff	Add 20 Staff
Slower Growth Markets Segments	Growth Markets Atlanta Northern VA Florida	Growth Segments Emerging Companies

- New Emphasis on Fee Business
  - Treasury Services
  - Capital Markets

- Niche Locations
- Integration with Capital Markets

WACHOVIA

New initiatives and planned performance enhancements will have a significant financial lift over a five year horizon


595
115
60
75
50
310
1,205
Capital Markets
• Investment Banking
• DCM refocus
• Debt Orig/Distr
• Merchant Banking
• Real Estate
Pricing
• New tools
• Revenue enhancement
Relationship Focus
•New segments
•Expanded Markets
•New Models
Treasury Services
•Wireless and Internet Delivery
•AssistantTreasurer.com
•New and enhanced products
• Lean Manufacturing
Core growth
Credit Cost Reduction
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Fully integrate Capital Markets strategy with renewed focus on target clients and growth segments

Deepen penetration with investment and merchant banking

- New investment banking strategy
- Strengthen talent
- Expand merchant banking with client focus

Debt capital markets targeted on key segments and portfolio distribution

- Strengthen syndication and private placements
- Enhance Real Estate distribution
- Selective public debt origination

Focus equity capital markets on niches

- Focus research on select industry sectors
- Practice very selective underwriting

WACHOVIA

Investment Banking Strategy will enhance position of Relationship Managers as trusted advisors

Integrated Model


Relationship Manager
Investment Banker
CEO/Owner
AWM Specialist

Integrated Strategy

- Develop senior deal teams with client mgmt.
- Identify potential CEO relevant relationships
- Structure integrated calling program
- Bundle advisory approach with Capital and Treasury Service
- Structure revenue goals, programs

Anticipated Results

- 3 years
- 500 CEO relevant relationships
- $50 million in Investment Banking revenue
- $50 million other revenue

WACHOVIA

New initiatives and planned performance enhancements will have a significant financial lift over a five year horizon



595
115
60
75
50
310
1,205
Capital Markets
• Investment Banking
• DCM refocus
• Debt Orig/Distr
• Merchant Banking
• Real Estate
Pricing
• New tools
• Revenue enhancement
Core growth
Credit Cost Reduction
Treasury Services
•Wireless and Internet Delivery
•AssistantTreasurer.com
•New and enhanced products
• Lean Manufacturing
Relationship Focus
•New segments
•Expanded Markets
•New Models
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Build on strong Treasury Services foundation, while transforming to a more innovative *e*Treasury approach

Extend core product set and increase customer penetration

- Internet image delivery
- Treasury Sales expansion
- Accelerate regional market penetration
- Wachovia Connection browser

Drive innovation and new products

- Wireless - first in U.S.
- Wachovia Connection Plus Internet platform
- AssistantTreasurer.com
- Venture acceleration

Strengthen performance with improved operations execution

- Lean manufacturing
- Treasury Launch Center
- Rapid development and release processes

WACHOVIA

Treasury Services will bring innovation to new products and services


Venture Acceleration Process
Strategic Development Scope
Business Launch Center Scope
Incubation
Acceleration
Idea Generation
Stress Test
Beta Design
Beta
Proof of Concept
Graduation
1.0 Idea Generation
2.0 Rapid Evaluation
Gate 1
Exit
3.0 In-depth Evaluation
Gate 2
Exit
4.0 Design/ Build Prototype
Gate 3
Exit
5.0 Track/ Implement
Gate 4
Exit
6.0 Track/ Implement
Gate 5
Exit

WACHOVIA

New initiatives and planned performance enhancements will have a significant financial lift over a five year horizon


310
1,205
Capital Markets
• Investment Banking
• DCM refocus
• Debt Orig/Distr
• Merchant Banking
• Real Estate
Pricing
• New tools
• Revenue enhancement
50
75
60
115
595
Core growth
Credit Cost Reduction
Treasury Services
•Wireless and Internet Delivery
•AssistantTreasurer.com
•New and enhanced products
• Lean Manufacturing
Relationship Focus
•New segments
•Expanded Markets
•New Models
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Enhance performance through simplification and continuous improvement

- Simplify sales models
- Sales Force Effectiveness Project
- Exit unprofitable areas (e.g. Fixed Income)
- End-to-end Operations Reengineering
- New pricing tools and practices

New initiatives and planned performance enhancements will have a significant financial lift over a five year horizon



310
1,205
Capital Markets
• Investment Banking
• DCM refocus
• Debt Orig/Distr
• Merchant Banking
• Real Estate
Pricing
• New tools
• Revenue enhancement
50
75
60
115
595
Core growth
Credit Cost Reduction
Treasury Services
•Wireless and Internet Delivery
•AssistantTreasurer.com
•New and enhanced products
• Lean Manufacturing
Relationship Focus
•New segments
•Expanded Markets
•New Models
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Execution Plan

$125	• Aggressively manage credit risk
$115	• Identify growth opportunities, resegment clients and align resources accordingly
$135	• Strengthen alignment between product and client management areas • Capitalize on new ideas and innovation in servicing client needs
$50	• Improve and simplify business processes


Vision
Strategy
Execution

New initiatives and planned performance enhancements will have a significant financial lift over a five year horizon


310
1,205
Capital Markets
• Investment Banking
• DCM refocus
• Debt Orig/Distr
• Merchant Banking
• Real Estate
Pricing
• New tools
• Revenue enhancement
50
75
60
115
595
Core growth
Credit Cost Reduction
Treasury Services
•Wireless and Internet Delivery
•AssistantTreasurer.com
•New and enhanced products
• Lean Manufacturing
Relationship Focus
•New segments
•Expanded Markets
•New Models
2001
2006
Profit Contribution ($ millions)

WACHOVIA

Initiatives and performance enhancements will result in substantial improvement in key financial metrics

	2001	2006
Profit Contribution (millions)	$595	$1,205
Profit Contribution CAGR		15.1%
RAROC	10.3%	22.2%
NIACC (millions)	$(103)	$363
Revenue/Staff Expense	5.6x	5.7x
Profit/Total Expense	1.0x	1.6x

WACHOVIA

Agenda

- Historical Performance
- Corporate Financial Services Strategy
- Financial Objectives
- Business Profile
- Market Opportunity
- Foundation for Growth
- Execution Plan
- Financial Projections

> **Alignment with Overall Corporate Strategy**

CFS strategy is fully aligned with Wachovia's overall strategy

Long-term elements

Growth Thrusts	Satisfy Unmet Needs	Accelerate Entrance/Exit
• Growth Sectors • Growth Markets • Deeper Relationships	• Client/Product Alignment • Capital Markets New Ideas • Treasury Services Innovation	• Treasury Launch Center • Public Finance

Bridging elements

Simplicity & Flexibility	Performance Programs
• New Sales Models • Venture Acceleration	• Pricing • Sales Force Effectiveness • End to end operations

WACHOVIA

WACHOVIA